UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2004

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE, DATED NOVEMBER 4, 2004
EX-99.2 FINANCIAL TABLES
EX-99.3 UPDATED 2004 FINANCIAL GUIDANCE
EX-99.4 CHARTER OF THE GOVERNANCE COMMITTEE OF THE BOARD OF DIRECTORS

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: WebMD’s guidance on future financial results and other projections or measures of future performance of WebMD; the planned IPO of WebMD Health equity; the amount and timing of the benefits expected from strategic initiatives and acquisitions or from deployment of new or updated technologies, products, services or applications; the prospects for new applications of porous plastics and other porous media; and other potential sources of additional revenue. These statements are based on WebMD’s current plans and expectations and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of WebMD’s products and services; operational difficulties relating to combining acquired companies and businesses; WebMD’s ability to form and maintain mutually beneficial relationships with customers and strategic partners; changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries, including matters relating to the manner and timing of implementation of the Health Insurance Portability and Accountability Act of 1996 (HIPAA) and the healthcare industry’s responses; and the ability of WebMD to attract and retain qualified personnel. Further information about these matters can be found in WebMD’s other Securities and Exchange Commission filings. WebMD expressly disclaims any intent or obligation to update these forward-looking statements.

* * * *

     Exhibit 99.2 furnished with this Current Report on Form 8-K includes both financial measures in accordance with accounting principles generally accepted in the United States of America, or GAAP, as well as non-GAAP financial measures. The non-GAAP financial measures include WebMD’s income before restructuring, taxes, non-cash and other items; WebMD’s income before taxes, non-cash and other items; and related per share amounts. Exhibit 99.2 to this Current Report on Form 8-K includes a reconciliation of the non-GAAP financial measures to the GAAP financial measures. Exhibit 99.3 to this Current Report includes a reconciliation of forward-looking non-GAAP information to forward-looking GAAP financial information, each of which is expected to be discussed on the Analyst and Investor Conference Call referred to in Exhibit 99.1. WebMD believes that the above non-GAAP measures, and changes in those measures, are meaningful indicators of WebMD’s performance and provide additional information that WebMD management finds useful in evaluating such performance and in planning for future periods. Accordingly, WebMD believes that such additional information may be useful to investors. The non-GAAP financial measures should be viewed as supplemental to, and not as an alternative for, the GAAP financial measures.

Item 1.01. Entry into a Material Definitive Agreement

     On November 2, 2004, the Compensation Committee of our Board of Directors approved changes in the compensation of non-employee directors for service on the Board and certain of its committees. The description of such compensation included in Item 8.01 is incorporated by reference herein.

Item 2.02. Results of Operations and Financial Condition

     On November 4, 2004, WebMD Corporation issued a press release announcing its results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1. Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. The press release was accompanied by the financial tables incorporated by reference into Item 8.01, below.

Item 7.01. Regulation FD Disclosure

     Exhibit 99.3 to this Current Report includes forward-looking financial information expected to be discussed on the previously announced conference call with investors and analysts to be held by WebMD at 4:45 pm (Eastern time) today. The call can be accessed at www.webmd.com (in the About WebMD section) and a replay will be available at the same location. Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

     On November 4, 2004, WebMD Corporation issued a press release announcing its results for the quarter ended September 30, 2004. Attached hereto as Exhibit 99.2 and incorporated by reference herein are financial tables that accompanied the press release issued by WebMD announcing the results. In addition, WebMD provided an update regarding its previously announced plans to establish WebMD Health, its Portal Services segment, as a publicly traded company. WebMD stated that, based on the recommendations of its outside advisors, WebMD has decided to take the steps necessary for a sale of approximately 10% of the equity of WebMD Health in an initial public offering. WebMD expects to file a registration statement for the WebMD Health IPO in early 2005, following the release of its year-end financial statements, subject to the Board’s evaluation of market conditions at that time. WebMD does not anticipate making any decisions until after the IPO is completed regarding whether any additional equity will be sold or any other subsequent transaction will occur. WebMD’s Board of Directors has formed a special committee (which we refer to as the WebMD Health Transaction Committee), consisting of Martin Wygod, Mark Adler and Neil Dimick, to provide oversight of the preparations for the WebMD Health IPO.

     This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of WebMD Health securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

* * *

     Our Board of Directors currently has four standing committees: an Executive Committee, a Compensation Committee, an Audit Committee, and a Nominating Committee. On October 28, 2004, our Board

of Directors reconstituted the Nominating Committee, effective on November 15, 2004, with the following members: Neil Dimick (who will serve as its Chairperson), Paul Brooke and Herman Sarkowsky. Additional information regarding our Board and its committees is contained in the Proxy Statement, filed with the SEC on August 16, 2004, for our 2004 Annual Meeting of Stockholders.

     On October 28, 2004, our Board of Directors established, effective on November 15, 2004, an additional standing committee: the Governance & Compliance Committee. The Charter of the Governance & Compliance Committee, which describes the purpose and responsibilities of the Committee, is filed with this Current Report as Exhibit 99.4. Pursuant to that Charter, the membership of the Governance & Compliance Committee shall consist of the Chairpersons of the Nominating, Audit and Compensation Committees and the Chairperson of the Nominating Committee shall be the Chairperson of the Governance & Compliance Committee, unless otherwise determined by the Committee. The initial members of the Governance & Compliance Committee will be Neil Dimick (who, as Chairperson of the Nominating Committee, will serve as its Chairperson), Mark Adler (who is Chairperson of the Compensation Committee) and James Manning (who is Chairperson of the Audit Committee).

     On November 2, 2004, the Compensation Committee of our Board of Directors approved changes in the compensation of non-employee directors for service on the Board and certain of its committees. The annual retainer for non-employee directors was increased from $25,000 to $30,000. Members of the Audit Committee will continue to receive an additional annual retainer of $15,000. The following additional retainers for members on standing committees were established: Compensation and Nominating Committees – $5,000; Governance & Compliance Committee – $10,000. In addition, the following retainers payable to committee chairpersons for their services as chairperson were established: Compensation Committee and Nominating Committee – $2,500; Audit Committee and Governance & Compliance Committee – $10,000. Our non-employee directors do not receive per meeting fees for service on the Board or any of its committees. Non-employee directors will continue to receive an automatic grant, on January 1 of each year, of options to purchase 20,000 shares of WebMD common stock, with an exercise price equal to the closing price on the last trading day of the prior year.

     The Compensation Committee also determined that non-employee members of the WebMD Health Transaction Committee (described above) will receive a fee of $10,000 per quarter, payable in arrears, during their period of service on that Committee.

     The fees payable to members of the Special Committee of the Board of Directors overseeing matters related to the previously reported investigation by the United States Attorney for the District of South Carolina were not changed and remain $15,000 per quarter, payable in arrears.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are filed or furnished herewith:

99.1	Press Release issued by WebMD Corporation, dated November 4, 2004, regarding WebMD’s results for the quarter ended September 30, 2004

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Updated 2004 Financial Guidance

99.4	Charter of the Governance & Compliance Committee of WebMD Corporation’s Board of Directors

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: November 4, 2004	By:	/s/ Lewis H. Leicher

Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by WebMD Corporation, dated November 4, 2004, regarding WebMD’s results for the quarter ended September 30, 2004

99.2	Financial Tables accompanying Exhibit 99.1

99.3	Updated 2004 Financial Guidance

99.4	Charter of the Governance & Compliance Committee of WebMD Corporation’s Board of Directors